                                                                    Exhibit 4(b)

                       FIRST AMENDMENT TO LOAN DOCUMENTS

        THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this "Agreement") is made as of the 1st day of December, 1995, by and among REPUBLIC GROUP INCORPORATED, a Delaware corporation formerly known as Republic Gypsum Company ("Parent"), REPUBLIC PAPERBOARD COMPANY, a Kansas corporation ("KS Subsidiary"), REPUBLIC PAPERBOARD COMPANY OF WEST VIRGINIA, a West Virginia corporation ("W.VA Subsidiary"), REPUBLIC GYPSUM COMPANY, an Oklahoma corporation ("OK Subsidiary") (all of the foregoing parties are sometimes hereinafter collectively referred to as the "Borrowing Group") and BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY, a national banking association (the "Bank");

                                    RECITALS

        A. Parent recently changed its name from "Republic Gypsum Company" to "Republic Group Incorporated."

        B. OK Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and is a wholly-owned subsidiary of Parent.

        C. Bank has extended credit to Parent ("Revolving Loans") as evidenced by a Revolving Credit Promissory Note in the principal amount of Seven Million Dollars ($7,000,000.00) dated June 30, 1995 (the "Revolving Note").

        D. KS Subsidiary and W.VA Subsidiary executed and delivered to the Bank a Revolving Loan Guaranty Agreement ("Revolving Loan Guaranty") dated as of June 30, 1995 wherein KS Subsidiary and W.VA Subsidiary agreed to unconditionally guarantee to the Bank the payment of certain obligations of Parent to Bank, including, without limitation, repayment of the Revolving Note.

        E. Bank has made a loan to Parent and W.VA Subsidiary ("Term Loan") as evidenced by a Term Loan Promissory Note in the principal amount of Twenty-Eight Million Dollars ($28,000,000.00) dated June 30, 1995 (the "Term Note").

        F. KS Subsidiary executed and delivered to the Bank a Term Loan Guaranty Agreement ("Term Loan Guaranty") dated as of June 30, 1995 wherein KS Subsidiary agreed to unconditionally guarantee to the Bank the payment of certain obligations of Parent and W.VA Subsidiary to Bank, including, without limitation, repayment of the Term Note.

        G. As security for the Term Loan, W.VA Subsidiary granted to the Bank liens and security interests in certain collateral as more fully set forth in that certain Security Agreement ("Security Agreement") dated as of June 30, 1995, between W.VA

Subsidiary and the Bank, and that certain Deed of Trust ("Deed of Trust") dated as of June 30, 1995, executed by W.VA Subsidiary and recorded on June 30, 1995, in the Office of the County Commission of Jefferson County, West Virginia, as Document No. 4304, in Book 808, beginning at Page 493, encumbering certain real property situate in the Town of Halltown, Harpers Ferry District, Jefferson County, West Virginia, and more particularly described on Exhibit A attached hereto and incorporated herein by reference.

        H. The credit relationship between the Bank and the Borrowing Group is controlled and governed by the terms of a Revolving and Term Credit Agreement dated June 30, 1995 (the "Credit Agreement"), as well as various other "Loan Documents" as defined in the Credit Agreement.

        I. Parent desires to transfer to OK Subsidiary the assets of the Duke, Oklahoma gypsum plant which are currently owned by Parent and, as Parent is required to do pursuant to the Credit Agreement, Parent has requested that the Bank consent to such transfer.

        J. The Bank is willing to consent to such transfer provided that OK Subsidiary unconditionally guarantees the Revolving Loans and the Term Loan, joins in the Revolving Loan Guaranty and the Term Loan Guaranty, and is made a party to the Credit Agreement, and provided further that the Loan Documents are expressly ratified and confirmed by the Borrowing Group.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and the mutual agreements contained herein, the parties hereto agree as follows:

        1. Consent to Transfer and Amendments to Loan Documents. The Bank hereby consents to the transfer by Parent to OK Subsidiary of the assets relating to the Duke, Oklahoma gypsum plant. In consideration for such consent and to induce the Bank to give such consent, without which inducement the Bank would be unwilling to so consent, OK Subsidiary hereby unconditionally guarantees the Term Loan and the Revolving Loans and joins in both the Term Loan Guaranty and the Revolving Loan Guaranty as if OK Subsidiary were an original party to each such agreement. OK Subsidiary's obligations under each of the Term Loan Guaranty and the Revolving Loan Guaranty shall be joint and several with the obligations of the other parties to such agreements. OK Subsidiary is hereby made a party to the Credit Agreement as a "Guarantor," as such term is defined in the Credit Agreement, and hereby makes all of the representations and warranties set forth in the Credit Agreement and agrees to be bound by all of the terms and provisions of the Credit Agreement.

        2. Acknowledgment of Name Change. The parties hereto acknowledge that since the time that the Loan Documents were originally executed, Parent has changed its name from "Republic Gypsum Company" to "Republic Group Incorporated." Parent represents and warrants that it has taken or will promptly hereafter take all proper corporate action, obtained all necessary consents, approvals and authorizations, and filed or recorded in all appropriate jurisdictions all necessary documentation with respect to such name change. The parties acknowledge and agree that from and since the effective date of such name change, all references in the Loan Documents to "Republic Gypsum Company" shall be deemed to be references to "Republic Group Incorporated."

        3. Conditions Precedent. On or prior to the date hereof, the Bank shall have received the following, each of which shall be in form and substance satisfactory to the Bank:

                 (a) Evidence of the authority of the Borrowing Group to enter into the transactions contemplated hereby; and

                 (b) All other documents, opinions and items as the Bank may request.

        4. No Events of Default. The Borrowing Group represents and warrants that, except as expressly disclosed to the Bank in writing or except as expressly contemplated hereby, all of the representations, warranties and covenants in the Credit Agreement remain true and correct as of the date hereof and that no Event of Default under the Credit Agreement or any other Loan Document currently exists.

        5. Ratification; Estoppel. Except as expressly set forth herein, or as necessary to incorporate the modifications and amendments herein, all of the terms and conditions of the Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed by the Borrowing Group in all respects as of the date hereof.

        6. No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents held by the Bank with respect to the indebtedness evidenced by the Notes arising under the Credit Agreement, or the original priority of the liens granted to secure such indebtedness, including, without limitation, the liens granted pursuant to the Deed of Trust and the Security Agreement. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of any of the terms, covenants and provisions of or any rights, powers or remedies under any Loan Document, except as expressly set forth herein.

        7. Law. This Agreement shall be a contract made under, governed by and construed in accordance with, the internal laws of the State of Missouri.

        8. Survival of Representations. All covenants, representations and warranties made by the Borrowing Group herein and in the Credit Agreement and any other Loan Document shall survive the delivery of this Agreement and the effective date hereof and shall continue in effect until the Notes are fully repaid and all obligations thereunder completely performed.

        9. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrowing Group shall not assign this Agreement, the Credit Agreement or any of the other Loan Documents, or any of their rights or duties hereunder or thereunder, without the prior written consent of the Bank.

        10. Captions. The section headings and captions in this Amendment are for convenience only and shall not affect the construction thereof.

        11. Terms and Definitions. Terms capitalized herein which are not defined are to be accorded the meaning such terms possess in the Credit Agreement.

        12. Waiver of Claims and Defenses. The Borrowing Group acknowledges, as of the date hereof, their obligation for full payment of amounts outstanding under the Notes and hereby waive any and all claims or defenses, known or unknown, existing as of the date hereof, which would diminish their obligation of repayment under the Notes, the Term Loan Guaranty, or the Revolving Loan Guaranty or which in any manner arise out of or relate to any Loan Document.

        13. NO ORAL AGREEMENT. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan Documents as of the day and year first above written.

                              BORROWING GROUP:

ATTEST:                       REPUBLIC GROUP INCORPORATED
/s/ JANEY L. SOWEll           By:  /s/ DOYLE R. RAMSEY
- ----------------------           -----------------------------------------
Secretary                     Name:    Doyle R. Ramsey
(Corporate Seal)                   ---------------------------------------
                              Title:   Vice President Finance & CFO
                                    --------------------------------------


ATTEST:                       REPUBLIC PAPERBOARD COMPANY

/s/ JANEY L. SOWEll            By:  /s/ DOYLE R. RAMSEY
- ----------------------           -----------------------------------------
Secretary                     Name:    Doyle R. Ramsey
(Corporate Seal)                   ---------------------------------------
                              Title:   Vice President Finance & CFO
                                    --------------------------------------



ATTEST:                       REPUBLIC PAPERBOARD COMPANY OF WEST VIRGINIA

/s/ JANEY L. SOWEll            By:  /s/ DOYLE R. RAMSEY
- ----------------------           -----------------------------------------
Secretary                     Name:    Doyle R. Ramsey
(Corporate Seal)                   ---------------------------------------
                              Title:   Vice President Finance & CFO
                                    --------------------------------------



ATTEST:                       REPUBLIC GYPSUM COMPANY

/s/ JANEY L. SOWEll            By:  /s/ DOYLE R. RAMSEY
- ----------------------           -----------------------------------------
Secretary                     Name:    Doyle R. Ramsey
(Corporate Seal)                   ---------------------------------------
                              Title:   Vice President Finance & CFO
                                    --------------------------------------


                              BANK:

                              BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY

                              By:  /s/ BARRY P. SULLIVAN
                                 -----------------------------------------
                                       Barry P. Sullivan
                                       Vice President

STATE OF KANSAS          )
                         )        SS
COUNTY OF RENO           )

        On this 1st day of December, 1995, before me, personally appeared Doyle
R. Ramsey, who, being first duly sworn and known by me to be the person who executed this First Amendment to Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Group Incorporated and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.


My Commission Expires:
NOTARY PUBLIC - State of Kansas
SHERE L. MUNSEY
My Appt Exp. Sept.10, 1998
                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public


STATE OF KANSAS          )
                         )        SS.
COUNTY OF RENO           )

        On this 1st day of December, 1995, before me, personally appeared Doyle
R. Ramsey, who, being first duly sworn and known by me to be the person who executed this First Amendment to Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Group Incorporated and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.



My Commission Expires:
NOTARY PUBLIC - State of Kansas
SHERE L. MUNSEY
My Appt Exp. Sept.10, 1998
                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public

STATE OF KANSAS  )
                 )       SS.
COUNTY OF RENO   )

        On this 1st day of December, 1995, before me, personally appeared Doyle
R. Ramsey, who, being first duly sworn and known by me to be the person who executed this First Amendment to Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Paperboard Company of West Virginia and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.



My Commission Expires:
NOTARY PUBLIC - State of Kansas
SHERE L. MUNSEY
My Appt Exp. Sept. 10, 1998
                                               /s/ Shere L. Munsey
                                               ----------------------------
                                               Notary Public


STATE OF KANSAS  )
                 )        SS.
COUNTY OF RENO   )

        On this 1st day of December, 1995, before me, personally appeared Doyle
R. Ramsey, who, being first duly sworn and known by me to be the person who executed this First Amendment to Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Gypsum Company and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.




My Commission Expires:
NOTARY PUBLIC - State of Kansas
SHERE L. MUNSEY
My Appt Exp. Sept. 10, 1998
                                               /s/ Shere L. Munsey
                                               ----------------------------
                                               Notary Public

STATE OF MISSOURI        )
                         )                SS.
COUNTY OF JACKSON        )

        On this 16th day of November, 1995, before me, personally appeared Barry
P. Sullivan, a Vice President of Boatmen's First National Bank of Kansas City, who, being first duly sworn and known by me to be person who executed this First Amendment to Loan Documents, did say that he has full power and authority to execute this instrument in the name of Boatmen's First National Bank of Kansas City and is doing so as his own free act and deed on behalf of said
Bank.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

         ANGELA K. CARTER                     /s/ ANGELA K. CARTER
     Notary Public - Notary Seal              --------------------------------
          STATE OF MISSOURI                   Notary Public
            Platte County
My Commission Expires:  June 14, 1998

My Commission Expires:

06-14-98

                       SECOND AMENDMENT TO LOAN DOCUMENTS

        THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "Agreement") is made as of the 23rd day of January, 1996, by and between REPUBLIC GROUP INCORPORATED, a Delaware corporation formerly known as Republic Gypsum Company ("Parent"), REPUBLIC PAPERBOARD COMPANY, a Kansas corporation ("KS. Subsidiary"), REPUBLIC PAPERBOARD COMPANY OF WEST VIRGINIA, a West Virginia Corporation ("W. VA. Subsidiary"), REPUBLIC GYPSUM COMPANY, an Oklahoma corporation ("OK Subsidiary"), (all of the foregoing parties are sometimes collectively referred to as the "Borrowing Group") and BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY, a national banking association (the "Bank");

                                    RECITALS

        A. Bank has extended credit to Parent ("Revolving Loans") evidenced by a Revolving Credit Promissory Note in the principal amount of Seven Million Dollars ($7,000,000.00) dated June 30, 1995 (the "Revolving Note").

        B. KS. Subsidiary and W. VA. Subsidiary executed and delivered to the Bank the Revolving Loan Guaranty Agreement dated June 30, 1995 wherein KS. Subsidiary and W. VA. Subsidiary agreed to unconditionally guarantee to the Bank repayment of the Revolving Loans.

        C. Bank has made a Loan to Parent and W. VA. Subsidiary ("Term Loan") evidenced by a Term Loan Promissory Note in the principal amount of Twenty-Eight Million Dollars ($28,000,000.00) dated June 30, 1995 (the "Term Note").

        D. KS. Subsidiary executed and delivered to the Bank the Term Loan Guaranty dated June 30, 1995 wherein KS. Subsidiary agreed to unconditionally guarantee to the Bank the payment of certain obligations of Parent and W. Va. Subsidiary, including without limitation, repayment of the Term Loan.

        E. As security for the Term Loan, W. VA. Subsidiary granted to the Bank liens and security interests in certain collateral as set forth in that certain Security Agreement ("Security Agreement") dated June 30, 1995 and that certain Deed of Trust dated June 30, 1995 and recorded June 30, 1995 with the Clerk of the County Commission of Jefferson County, West Virginia in Book 808, at Page 493, as Document No. 4304 (the "Deed of Trust") which encumbers certain property located in Jefferson County, West Virginia more particularly described on the attached Exhibit A.

        F. The credit relationship between the Bank and the Borrowing Group is controlled and governed by the terms of the Revolving and Term Credit Agreement dated June 30, 1995 and the First Amendment To Loan Documents ("First Amendment") dated December 1, 1995 (collectively the "Credit Agreement").

        G. Pursuant to the First Amendment, OK Subsidiary agreed to unconditionally guarantee the payment of the Term Loan and the Revolving Loans and to become a party to the Term Loan Guaranty and the Revolving Loan Guaranty.

        H. The Borrowing Group and the Bank enter into this Agreement for the purpose of redefining the term "Obligations" as defined in the Credit Agreement and amending the Credit Agreement and the Deed of Trust in order that the Deed of Trust shall also secure certain letter of credit obligations of the Borrowing Group to the Bank.

        I. The Bank requires that the Loan Documents be expressly ratified and confirmed by Borrowing Group.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and the mutual agreements contained herein, the Bank and Borrowing Group agree as follows:

        1. No Events of Default. The Borrowing Group represents and warrants that all of the representations, warranties and covenants in the Credit Agreement remain true and correct and that no Event of Default under the Credit Agreement or any Loan Document currently exists.

        2. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

        (a) The definition of the term "Letter of Credit" shall be added to the Exhibit 1 of the Credit Agreement as follows:

        ""Letter of Credit" shall mean a letter of credit issued for the account of the Borrower and for the benefit of The Boatmen's National Bank of St. Louis to secure the Borrower's obligations under an interest rate swap agreement."

        (b) The definition of the term "Loan Documents" in Exhibit 1 to the Credit Agreement is deleted and the following shall be inserted in lieu thereof:

        ""Loan Documents" shall mean, collectively, the Agreement, the Notes, the Security Agreements, the Deed of Trust, the Guaranties, the Letter of Credit, and all other documents and agreements executed by any Borrower or Guarantor in favor of Bank in connection with the transactions contemplated by the Agreement."

        (c) The definition of the term "Obligations" in Exhibit 1 to the Credit Agreement is deleted and the following shall be inserted in lieu thereof:

                 ""Obligations" shall mean all unpaid principal of and accrued and unpaid interest on the Notes, all accrued unpaid Fees, all obligations under the Letter of Credit, and all other obligations of Borrowers to the Bank arising under the Loan Documents."

        (d) Section 3.5 of the Credit Agreement is amended such that the Collateral shall secure, in addition to the Term Loan, the Letter of Credit. Accordingly, references within Section 3.5 to "obligations with respect to the Term Loan" shall also include the Letter of Credit.

        3. Amendment to the Deed of Trust. Page 2, paragraph 2 of the Deed of Trust is hereby amended to insert, immediately prior to the parenthetical provision within that paragraph concerning the "Secured Debt", as subsection (c) the following:

        (c) the payment of any obligation under any letter of credit issued by the Lender for the account of Grantor or Republic Group Incorporated and for the benefit of The Boatmen's National Bank of St. Louis to secure certain obligations under an interest rate swap agreement.

        4. Guarantors' Affirmation Regarding the Letter of Credit. The Guarantors of the Borrowing Group hereby confirm that the "Liabilities" as defined in the Revolving Loan Guaranty Agreement and the Term Loan Guaranty Agreement include the obligations of the Borrowing Group under the Letter of Credit.

        5. Cross-Referenced Terms. Each reference in the Loan Documents to the Credit Agreement or the Deed of Trust shall henceforth refer to the Credit Agreement or the Deed of Trust as amended hereby.

        6. Conditions Precedent. On or prior to the date hereof, the Bank shall have received the following, each of which shall be in form and substance satisfactory to the Bank:

        (a) evidence of the authority of the Borrowing Group to enter into the transactions contemplated hereby; and

        (b) all other documents, opinions and items as the Bank may request.

        7. Ratification; Estoppel. The terms, conditions, covenants and provisions of the Credit Agreement, the Deed of Trust, the Term Loan Guaranty, the Revolving

Loan Guaranty and the Loan Documents, as amended hereby, are ratified and confirmed by the Borrowing Group in all respects as of the date hereof.

        8. No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents held by the Bank for the indebtedness evidenced by the Notes arising under the Credit Agreement. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of any of the terms, covenants and provisions of or any rights, powers or remedies under any Loan Document, except as expressly set forth herein.

        9. Law. This Agreement shall be a contract made under, governed by and construed in accordance with, the internal laws of the State of Missouri.

        10. Survival of Representations. All covenants, representations and warranties made by Borrowing Group herein and in the Credit Agreement and any Loan Document shall survive the delivery of this Agreement and the effective date hereof and shall continue in effect until the Notes are fully repaid and all obligations thereunder completely performed.

        11. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrowing Group shall not assign this Agreement or the Credit Agreement or any of their rights or duties hereunder or thereunder, without the prior written consent of the Bank.

        12. Captions. The section headings and captions in this Amendment are for convenience only and shall not affect the construction thereof.

        13. Terms and Definitions. Terms capitalized herein which are not defined are to be accorded the meaning such terms possess in the Credit Agreement.

        14. Waiver of Claims and Defenses. The Borrowing Group acknowledges, as of the date hereof, their obligation for full payment of amounts outstanding under the Notes and hereby waive any and all claims or defenses, known or unknown, existing as of the date hereof, which would diminish their obligation of repayment under the Notes, the Term Loan Guaranty, or the Revolving Loan Guaranty or which in any manner arise out of or relate to any Loan Document.

        15. NO ORAL CREDIT AGREEMENT. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS

WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

        IN WITNESS WHEREOF, the Borrowing Group and the Bank have executed this Agreement as of the day and year first above written.

                                            BORROWING GROUP:


ATTEST:                                     REPUBLIC GROUP INCORPORATED

/s/ JANEY L. SOWEll                          By: /s/ PHIL SIMPSON
- -----------------------------                  -------------------------------
Secretary                                   Name: Phil Simpson
(Corporate Seal)                                 -----------------------------
                                            Title:  President
                                                  ----------------------------


ATTEST:                                     REPUBLIC PAPERBOARD COMPANY

/s/ JANEY L. SOWEll                          By: /s/ PHIL SIMPSON
- -----------------------------                  -------------------------------
Secretary                                   Name: Phil Simpson
(Corporate Seal)                                 -----------------------------
                                            Title:  President
                                                  ----------------------------


ATTEST:                                     REPUBLIC PAPERBOARD COMPANY
                                             OF WEST VIRGINIA

/s/ JANEY L. SOWEll                          By: /s/ PHIL SIMPSON
- -----------------------------                  -------------------------------
Secretary                                   Name: Phil Simpson
(Corporate Seal)                                 -----------------------------
                                            Title:  President
                                                  ----------------------------


ATTEST:                                     REPUBLIC GYPSUM COMPANY

/s/ JANEY L. SOWEll                          By: /s/ PHIL SIMPSON
- -----------------------------                  -------------------------------
Secretary                                   Name: Phil Simpson
(Corporate Seal)                                 -----------------------------
                                            Title:  President
                                                  ----------------------------


                                            BANK:

                                            BOATMEN'S FIRST NATIONAL BANK
                                             OF KANSAS CITY

                                            By:  /s/ BARRY SULLIVAN
                                               -------------------------------
                                                    Barry Sullivan
                                                    Vice President

STATE OF KANSAS    )
                   )   SS.
COUNTY OF RENO     )

        On this 23rd day of January, 1996, before me, personally appeared Phil Simpson, who being first duly sworn and known by me to be the person who executed this Second Amendment to Loan documents, did say that he has full power and authority to execute this instrument in the name of Republic Group Incorporated and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

NOTARY PUBLIC - State of Kansas
SHERE L. MUNSEY
My Appt. Exp. Sept. 10, 1998
                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public




STATE OF KANSAS    )
                   )   SS.
COUNTY OF RENO     )

        On this 23rd day of January, 1996, before me, personally appeared Phil Simpson, who, being first duly sworn and known by me to be the person who executed this Second Amendment to Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Paperboard Company and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

NOTARY PUBLIC - State of Kansas
SHERE L. MUNSEY
My Appt. Exp. Sept. 10, 1998
                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public

STATE OF KANSAS    )
                   )   SS.
COUNTY OF RENO     )

        On this day of 23rd day of January, 1996, before me, personally appeared Phil Simpson, who, being first duly sworn and known by me to be the person who executed this Second Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Paperboard Company of West Virginia and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

NOTARY PUBLIC - STATE of KANSAS
SHERE L. MUNSEY
MY APPT EXP. SEPT 10, 1998
                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public




STATE OF KANSAS    )
                   )   SS.
COUNTY OF RENO     )

        On this 23rd day of January, 1996, before me, personally appeared Phil Simpson, who, being first duly sworn and known by me to be the person who executed this Second Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Gypsum Company and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.


NOTARY PUBLIC - State of Kansas
SHERE L. MUNSEY
My Appt. Exp. Sept. 10, 1998
                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public

STATE OF MISSOURI    )
                     )   SS.
COUNTY OF JACKSON    )

        On this 2nd day of February, 1996 before me personally appeared Barry Sullivan, who being first duly sworn and known by me to be the person who executed this Second Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Boatmen's First National Bank of Kansas City and is doing so as his own free act and deed on behalf of said Bank.

        In Witness Whereof, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.


                                             /s/ PATRICIA A. LEACH
                                        --------------------------------
                                                 Notary Public

                                               PATRICIA A. LEACH
                                        NOTARY-PUBLIC STATE OF MISSOURI
                                        COMMISSIONED IN JACKSON COUNTY
                                         MY COMMISSION ENDS 11-22-96

                       THIRD AMENDMENT TO LOAN DOCUMENTS

        THIS THIRD AMENDMENT TO LOAN DOCUMENTS (this "Agreement") is made as of the 5th day of September, 1996, by and between REPUBLIC GROUP INCORPORATED, a Delaware corporation formerly known as Republic Gypsum Company ("Parent"), REPUBLIC PAPERBOARD COMPANY, a Kansas corporation ("KS. Subsidiary"), REPUBLIC PAPERBOARD COMPANY OF WEST VIRGINIA, a West Virginia Corporation ("W. VA. Subsidiary"), REPUBLIC GYPSUM COMPANY, an Oklahoma corporation ("OK Subsidiary"), (all of the foregoing parties are sometimes collectively referred to as the "Borrowing Group") and BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY, a national banking association (the "Bank");

                                    RECITALS

        A. Bank has extended credit to Parent ("Revolving Loans") evidenced by a Revolving Credit Promissory Note in the principal amount of Seven Million Dollars ($7,000,000.00) dated June 30, 1995 (the "Revolving Note").

        B. KS. Subsidiary and W. VA. Subsidiary executed and delivered to the Bank the Revolving Loan Guaranty Agreement dated June 30, 1995 wherein KS. Subsidiary and W. VA. Subsidiary agreed to unconditionally guarantee to the Bank repayment of the Revolving Loans.

        C. Bank has made a Loan to Parent and W. VA. Subsidiary ("Term Loan") evidenced by a Term Loan Promissory Note in the principal amount of Twenty-Eight Million Dollars ($28,000,000.00) dated June 30, 1995 (the "Term Note").

        D. KS. Subsidiary executed and delivered to the Bank the Term Loan Guaranty dated June 30, 1995 wherein KS. Subsidiary agreed to unconditionally guarantee to the Bank the payment of certain obligations of Parent and W. Va. Subsidiary, including without limitation, repayment of the Term Loan.

        E. As security for the Term Loan, W. VA. Subsidiary granted to the Bank liens and security interests in certain collateral as set forth in that certain Security Agreement ("Security Agreement") dated June 30, 1995 and that certain Deed of Trust dated June 30, 1995 and recorded June 30, 1995 with the Clerk of the County Commission of Jefferson County, West Virginia in Book 808, at Page 493, as Document No. 4304 (the "Deed of Trust") which encumbers certain property located in Jefferson County, West Virginia.

        F. The credit relationship between the Bank and the Borrowing Group is controlled and governed by the terms of the Revolving and Term Credit Agreement dated June 30, 1995, the First Amendment To Loan Documents ("First Amendment") dated December 1, 1995 and the Second Amendment To Loan

Documents ("Second Amendment") dated January 23, 1996 (collectively the "Credit Agreement").

        G. Pursuant to the First Amendment, OK Subsidiary agreed to unconditionally guarantee the payment of the Term Loan and the Revolving Loans and to become a party to the Term Loan Guaranty and the Revolving Loan Guaranty.

        H. The Borrowing Group and the Bank enter into this Agreement for the purpose of amending the maturity of the Revolving Note.

        I. The Bank requires that the Loan Documents be expressly ratified and confirmed by Borrowing Group.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and the mutual agreements contained herein, the Bank and Borrowing Group agree as follows:

        1. No Events of Default. The Borrowing Group represents and warrants that all of the representations, warranties and covenants in the Credit Agreement remain true and correct and that no Event of Default under the Credit Agreement or any Loan Document currently exists.

        2. Amendments to Credit Agreement. The Credit Agreement is amended to delete subparagraph 2.1 and to insert in lieu thereof the following provision:

                 2.1. Agreement To Lend. The Bank agrees, on the terms and subject to the conditions set forth in this Agreement, to make loans (each a "Revolving Loan") to RGC ("Revolving Loan Borrower"), from time to time during the period beginning on the Closing Date and ending on June 30, 1998 (the "Revolving Credit Maturity Date") or the date of termination of the commitments hereunder pursuant to Article 9 upon the occurrence of an Event of Default, in such amounts as Borrower shall request as provided in Section 4.1 hereof; provided, however, that the Bank shall have no obligation to make a requested Revolving Loan if, after the making of such Revolving Loan, the aggregate unpaid principal balance of all Revolving Loans made by the Bank to Revolving Loan Borrower hereunder would exceed the Revolving Credit Commitment or if a Default has occurred and is continuing. Notwithstanding the foregoing, Revolving Loan Borrower and the Bank agree that on the first anniversary of the Closing Date, and on each anniversary of the Closing Date thereafter, the Revolving Credit Maturity Date may be extended for an additional one-year period as Revolving Loan Borrower and the Bank may mutually agree, so that at each such anniversary on which the maturity of the Revolving Loan is extended, the Revolving Credit Maturity Date shall be the date that is two years after such anniversary.

        3. Amendment To Revolving Note. The Revolving Note is amended to delete the definition of "Maturity" as contained in paragraph 1 on page 3 and to insert in lieu thereof the following provision:

                 (l)      "Maturity" means June 30, 1998.

        4. Cross-Referenced Terms. Each reference in the Loan Documents to the Credit Agreement or the Revolving Note shall henceforth refer to the Credit Agreement or the Revolving Note as amended hereby.

        5. Conditions Precedent. On or prior to the date hereof, the Bank shall have received the following, each of which shall be in form and substance satisfactory to the Bank:

        (a) evidence of the authority of the Borrowing Group to enter into the transactions contemplated hereby; and

        (b) all other documents, opinions and items as the Bank may request.

        6. Ratification; Estoppel. The terms, conditions, covenants and provisions of the Credit Agreement, the Revolving Note, the Term Loan Guaranty, the Revolving Loan Guaranty and the Loan Documents, as amended hereby, are ratified and confirmed by the Borrowing Group in all respects as of the date hereof.

        7. No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents held by the Bank for the indebtedness evidenced by the Notes arising under the Credit Agreement. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of any of the terms, covenants and provisions of or any rights, powers or remedies under any Loan Document, except as expressly set forth herein.

        8. Law. This Agreement shall be a contract made under, governed by and construed in accordance with, the internal laws of the State of Missouri.

        9. Survival of Representations. All covenants, representations and warranties made by Borrowing Group herein and in the Credit Agreement and any Loan Document shall survive the delivery of this Agreement and the effective date hereof and shall continue in effect until the Notes are fully repaid and all obligations thereunder completely performed.

        10. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrowing Group shall not assign this Agreement or the Credit

Agreement or any of their rights or duties hereunder or thereunder, without the prior written consent of the Bank.

        11. Captions. The section headings and captions in this Agreement are for convenience only and shall not affect the construction thereof.

        12. Terms and Definitions. Terms capitalized herein which are not defined are to be accorded the meaning such terms possess in the Credit Agreement.

        13. Waiver of Claims and Defenses. The Borrowing Group acknowledges, as of the date hereof, their obligation for full payment of amounts outstanding under the Notes and hereby waive any and all claims or defenses, known or unknown, existing as of the date hereof, which would diminish their obligation of repayment under the Notes, the Term Loan Guaranty, or the Revolving Loan Guaranty or which in any manner arise out of or relate to any Loan Document.

        14.      NO ORAL CREDIT AGREEMENT.         ORAL AGREEMENTS OR
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

        IN WITNESS WHEREOF, the Borrowing Group and the Bank have executed this Agreement as of the day and year first above written.


                                  BORROWING GROUP:

ATTEST:                           REPUBLIC GROUP INCORPORATED

/s/ JANEY L. RIFE                 By: /s/ DOYLE R. RAMSEY
Secretary                             ------------------------------------
(Corporate Seal)                  Name:  Doyle R. Ramsey
                                       -----------------------------------
                                  Title: Vice President Finance & CFO
                                        ----------------------------------

ATTEST:                           REPUBLIC PAPERBOARD COMPANY

/s/ JANEY L. RIFE                 By:  /s/ DOYLE R. RAMSEY
Secretary                            --------------------------------------
(Corporate Seal)                  Name:  Doyle R. Ramsey
                                       ------------------------------------
                                  Title:  Vice President Finance & CFO
                                        -----------------------------------


ATTEST:                           REPUBLIC PAPERBOARD COMPANY
                                   OF WEST VIRGINIA

/s/ JANEY L. RIFE                 By:  /s/ DOYLE R. RAMSEY
Secretary                            --------------------------------------
(Corporate Seal)                  Name:  Doyle R. Ramsey
                                       ------------------------------------
                                  Title:  Vice President Finance & CFO
                                        -----------------------------------



ATTEST:                           REPUBLIC GYPSUM COMPANY

/s/ JANEY L. RIFE                 By:  /s/ DOYLE R. RAMSEY
Secretary                            --------------------------------------
(Corporate Seal)                  Name:  Doyle R. Ramsey
                                       ------------------------------------
                                  Title:  Vice President Finance & CFO
                                        -----------------------------------

                                  BANK:

                                  BOATMEN'S FIRST NATIONAL BANK
                                   OF KANSAS CITY

                                  By: /s/ BARRY SULLIVAN
                                     --------------------------------------
                                          Barry Sullivan
                                          Vice President

STATE OF KANSAS          )
                         )        SS.
COUNTY OF RENO           )

        On this 5th day of Sept., 1996, before me, personally appeared Doyle R. Ramsey, who, being first duly sworn and known by me to be the person who executed this Third Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Group Incorporated and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

              Notary Public - State of Kansas
              SHERE L. MUNSEY
              My Appt. Exp. Sept. 10, 1998

                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public


STATE OF KANSAS          )
                         )                SS.
COUNTY OF RENO           )

        On this 5th day of Sept., 1996, before me, personally appeared Doyle R. Ramsey, who, being first duly sworn and known by me to be the person who executed this Third Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Paperboard Company and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

              NOTARY PUBLIC - State of Kansas
              SHERE L. MUNSEY
              My Appt. Exp. Sept. 10, 1998

                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public

STATE OF KANSAS                   )
                                  )       SS.
COUNTY OF RENO                    )

        On this 5th day of Sept., 1996, before me, personally appeared Doyle R. Ramsey, who, being first duly sworn and known by me to be the person who executed this Third Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Paperboard Company of West Virginia and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.


              NOTARY PUBLIC - State of Kansas
              SHERE L. MUNSEY
              My Appt. Exp. Sept. 10, 1998

                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public




STATE OF KANSAS          )
                         )        SS.
COUNTY OF RENO           )

        On this 5th day of Sept., 1996, before me, personally appeared Doyle R. Ramsey, who, being first duly sworn and known by me to be the person who executed this Third Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Republic Gypsum Company and is doing so with the full knowledge and consent of the Board of Directors of said Corporation and that the execution of said instrument is his own free act and deed on behalf of said Corporation.

              NOTARY PUBLIC - State of Kansas
              SHERE L. MUNSEY
              My Appt. Exp. Sept. 10, 1998

                                               /s/ SHERE L. MUNSEY
                                               ----------------------------
                                               Notary Public

STATE OF MISSOURI                 )
                                  )       SS.
COUNTY OF JACKSON                 )

        On this  __________day of________________, 1996 before me personally appeared_____________________________, who being first duly sworn and known by me to be the person who executed this Third Amendment To Loan Documents, did say that he has full power and authority to execute this instrument in the name of Boatmen's First National Bank of Kansas City and is doing so as his own free act and deed on behalf of said Bank.

        In Witness Whereof, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.


                                        ---------------------------------------
                                        Notary Public